UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Virtus Equity Trust

Registration Nos. 811-00945 and 333-118174

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Valued Shareholder:

The adjourned Meeting of Shareholders of the Virtus KAR Mid-Cap Core Fund, Virtus KAR Small-Cap Core Fund and the Virtus Silvant Large-Cap Growth Stock Fund (the “Funds”) is scheduled for December 9, 2022. YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

▪	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

▪	IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge Financial Solutions Inc., at 1-844-557-9029.

Shareholders of the Funds were previously asked to vote on several proposals as described in the Proxy Statement at a special meeting of shareholders of the Funds held jointly with shareholders of a number of other Virtus Funds. While several of the proposals described in the Proxy Statement received sufficient votes for approval, certain proposals did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or the Funds’ Proxy Tabulator, Broadridge Financial Solutions, Inc. toll free at 1-844-557-9029.

Thank you for your confidence, support, and your vote!

Dear Valued Shareholder:

We are asking for your help. The shareholder meeting for the Virtus KAR Mid-Cap Core Fund and the Virtus KAR Small-Cap Core Fund (each a fund and together, the “Funds”) has been adjourned until December 9, 2022 as we work to reach the requisite 50% vote participation. As a shareholder of the Fund, you have the right to vote on important matters. We cannot stress enough how critical your vote is.

You are being asked to vote on a couple remaining proposals as described in the original Proxy Statement and in the enclosed supplement.

The Funds’ Board of Trustees recommends approval of the proposals and believes they are in the best interest of fund shareholders. In addition, Glass Lewis and ISS, two major vote agents, have reviewed and issued recommendations in favor of the proposals.

Your fellow shareholders who have voted thus far have voted overwhelmingly in favor of the proposals, in excess of 95%. Please vote today!

Voting is quick and easy. Regardless of how many shares you own, please VOTE as soon as possible to save the expense of additional communications to you.

Vote by Phone by calling 1-844-557-9029 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 9 a.m. to 10 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or the Funds’ Proxy Tabulator, Broadridge Financial Solutions, Inc. toll free at 1-844-557-9029.

Thank you for your confidence, support, and your vote!

Dear Valued Shareholder:

We thank you for trusting us with your investment. The proxy material you are receiving describes proposals related to the Virtus KAR Mid-Cap Core Fund and the Virtus KAR Small-Cap Core Fund (each a fund and together, the “Funds”) that your board has reviewed and approved. In order to implement the changes, we need your vote. Please know your vote is critical.

Because shareholders representing 50% of the outstanding shares are needed to hold the meeting, we need you to vote your shares. We’ve scheduled a Meeting of Shareholders for December 9, 2022. As a shareholder of the Fund, you have the right to vote on important matters. We cannot stress enough how critical your vote is.

The Funds’ Board of Trustees recommends approval of the proposals and believes they are in the best interest of fund shareholders. In addition, Glass Lewis and ISS, two major vote agents, have reviewed and issued recommendations in favor of the proposals.

Your fellow shareholders who have voted thus far have voted overwhelmingly in favor of the proposals, in excess of 95%. Please vote today!

Voting is quick and easy. Regardless of how many shares you own, please VOTE as soon as possible to save the expense of additional communications to you.

Vote by Phone by calling 1-844-557-9029 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 9 a.m. to 10 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or the Funds’ Proxy Tabulator, Broadridge Financial Solutions, Inc. toll free at 1-844-557-9029.

Thank you for your confidence, support, and your vote!

VIRTUS EQUITY TRUST

IMPORTANT NEWS FOR SHAREHOLDERS OF
Virtus KAR Mid-Cap Core Fund and Virtus KAR Small-Cap Core Fund (each, a “Fund”)

We encourage you to read the full text of the enclosed Notice of Special Meeting of Shareholders (the “Notice”) and the Supplement, dated October 6, 2022 (the “Supplement”), to each Fund’s Proxy Statement, dated May 19, 2022 (the “Proxy Statement”), in combination with the Proxy Statement. For your convenience, we have provided answers to questions you may have below.

QUESTIONS AND ANSWERS

Q.	Why did you send me this mailing?

A.	We are sending you this mailing to advise you that:

●	the Special Meeting of Shareholders of each Fund (the “Meeting”) originally called for June 28, 2022 at 3:00 pm Eastern Time, and previously adjourned to August 9, 2022 and September 20, 2022, has been further adjourned to December 9, 2022 at 3:00 pm Eastern Time in order to solicit additional shareholder proxies; and

●	the Board of Trustees of Virtus Equity Trust (the “Trust”), on behalf of each Fund (the “Board”), has set a new record date of September 14, 2022 for determining those shareholders of a Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on May 16, 2022 as the record date for the Meeting.

You are receiving these supplemental proxy materials because you own, directly or through a broker-dealer, bank, or other financial intermediary, shares of a Fund as of the close of business on the new record date of September 14, 2022. As such a shareholder, you have the right to vote all of such shares on the proposal to permit Virtus Investment Advisers, Inc. (“VIA”), as the investment adviser to each Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner (the “Manager of Managers Proposal”).

Holders of record as of the close of business on September 14, 2022 who were not also holders of record as of the close of business on May 16, 2022 are receiving a copy of the Proxy Statement, the Notice, the Supplement, and a proxy card. Each shareholder who was a holder of record as of the close of business on September 14, 2022 and also May 16, 2022 is receiving copies of the Notice, the Supplement, and a proxy card.

In conjunction with the Proxy Statement, the Notice and the Supplement describe the matter to be considered at the Meeting and provide related information. We encourage you to carefully read the full text of the Notice and Supplement in conjunction with the Proxy Statement.

Q.	When and where is the Meeting scheduled to be held?

A.	The Meeting is scheduled to reconvene on December 9, 2022 at 3:00 pm Eastern Time. As described in the Notice and the Supplement, the Meeting has been scheduled as a virtual meeting at which no one will be allowed to attend in person. You can register to attend the Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/. Shareholders are not required to attend the Meeting to vote on the proposal.

Q.	How can I obtain the Proxy Statement?

A.	Shareholders of a Fund on September 14, 2022 (the new record date of the Meeting) who were not holders of record on May 16, 2022 (the original record date of the Meeting) are receiving the Proxy Statement along with these supplemental proxy materials. If you were a shareholder of a Fund on May 16, 2022, you previously received the Proxy Statement. You may access the Proxy Statement at https://www.proxyvote.com or you may contact Broadridge, toll free at 1-844-557-9029, to request a copy.

Q. A.

What is happening?

Shareholders of each Fund were previously asked to vote on several proposals as described in the Proxy Statement, including the Manager of Managers Proposal, at a special meeting of shareholders of each Fund held jointly with shareholders of a number of other Virtus Funds. While several of the proposals described in the Proxy Statement received sufficient votes for approval, the Manager of Managers Proposal did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

VIA and the Trust have an exemptive order (the “First Order”) issued September 29, 2008, by the SEC that grants exemptions from certain provisions of the 1940 Act. Pursuant to the First Order, VIA may, with respect to a Fund and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with Unaffiliated Subadvisers without such agreements being approved by the shareholders of the Fund. The Trust and VIA therefore, with approval from the Board, have the right to hire, terminate, or replace Unaffiliated Subadvisers and modify or amend their subadvisory agreement without shareholder approval. VIA, continues to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement to the Board. Within 90 days of the hiring of any new Unaffiliated Subadviser for the Fund under the First Order, shareholders of a Fund would be furnished with all information about the new subadviser that would have been in a proxy statement seeking shareholder approval of the new subadviser. However, the First Order does not permit the Trust or VIA, with respect to a Fund, to enter into and materially amend subadvisory agreements with any subadvisers that are affiliated with the Trust or VIA without prior shareholder approval. In addition, the First Order does not permit a Fund to disclose advisory fees paid by the Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund on an aggregate basis, but rather must disclose the amounts paid to each individually. Shareholders of each Fund approved the ability for VIA to rely on the First Order.

VIA and the Trust have also received an exemptive order (the “Enhanced Order”), issued October 25, 2016, by the SEC that supersedes the First Order and allows VIA and the Trust, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Fund:

(a)    to also engage or retain Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers;

(b)    to subsequently change such Subadvisers; or

(c)    to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the Enhanced Order permits a Fund to disclose its advisory fees as follows:

(a)    advisory fees paid by a Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually;

(b)    subadvisory fees paid by VIA to multiple Unaffiliated Subadvisers for a Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Unaffiliated Subadviser individually; and

(c)    subadvisory fees paid by VIA to affiliated subadvisers that are not Wholly-Owned Subadvisers would continue to be disclosed for each affiliated subadviser individually.

The SEC has issued a no-action letter that would permit a Fund to apply the same relief in the First Order and the Enhanced Order with respect to any existing and future Partially-Owned Subadvisers, in addition to Unaffiliated Subadvisers and Wholly-owned Subadvisers, if approved by shareholders. The Manager of Managers Proposal seeks shareholders’ approval to apply this expanded relief to each Fund and also seeks to allow VIA and the Trust to rely upon the Enhanced Order, as described above, with respect to each Fund.

If the Manager of Managers Proposal is approved by shareholders, VIA and the Trust generally intend to rely on the expanded relief under the no-action letter and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the expanded relief is rescinded, VIA and the Trust intend to rely on the Enhanced Order and to comply with its conditions which are also summarized below.

VIA and the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of a Fund:

(a)    to also engage or retain Partially-Owned and Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);

(b)    to subsequently change such Subadvisers; or

(c)    to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit a Fund to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):

(a)    advisory fees paid by the Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b)    subadvisory fees paid by VIA to multiple Partially-Owned and Unaffiliated Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded).

The hiring of, replacement of, or changing of a subadvisory agreement with, such Subadvisers would no longer require approval by shareholders of a Fund. However, any subadvisory agreement or amendment to the Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval.

Before a Fund may rely on the Enhanced Order and expanded relief, the shareholders must approve this proposal. If a Fund’s shareholders approve this proposal, VIA will have the right to hire, terminate or replace Wholly-Owned, Partially-Owned and Unaffiliated Subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any such Subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Subadviser, terminate a Subadviser, or change any subadvisory agreement. For a Fund to rely upon the expanded relief, it must comply with the conditions of the no-action letter as summarized below.

Before a Fund may rely on the expanded relief, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the expanded relief, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of Subadvisers.

The Adviser will continue to have overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend Subadvisers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with any Subadviser that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of each Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

When a Subadviser is hired or terminated, the Adviser must provide the Board with information about the profitability of the Adviser with respect to the Fund. In addition, when a Subadviser change is proposed for the Fund in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the expanded relief provides, the expanded relief will expire on the effective date of that rule.

In addition, for a Fund to rely upon the Enhanced Order, it must comply with the conditions of the Enhanced Order as summarized below.

Before a Fund may rely on the Enhanced Order, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the Enhanced Order, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend their hiring, termination and replacement of Subadvisers.

The Adviser will continue to have overall supervisory responsibility for the general management and investment of their respective Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend subadvisors to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. A Fund may not, however, enter into a new or amended subadvisory agreement with a Partially-Owned Subadviser or into a new or amended subadvisory agreement that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

No less frequently than quarterly, and when a Subadviser is hired or terminated, the Adviser must provide the Board with the relevant information about the profitability of the Adviser. In addition, when a Subadviser change is proposed for the Fund in reliance on the Enhanced Order, the Board will make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.

Any ownership interest in a Subadviser by a Trustee or officer of the Fund, or partner, director, manager, or officer of the Adviser, must be limited to (i) ownership interests in the Adviser and certain entities that controls, is controlled by, or is under common control with the Advisor; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a subadviser that is a publicly-traded company or an entity that controls, is controlled by or is under common control with a subadviser.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the Enhanced Order provides, the Enhanced Order will expire on the effective date of that rule.

Although shareholder approval would not be required for the Adviser to terminate subadvisory agreements under the expanded relief, shareholders of the Fund have the right to terminate subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund, and this right of shareholders will not be affected by any of the provisions in the expanded relief.

The Board has concluded that, by approving this proposal, shareholders will afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Subadviser changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Fund, as well as allowing VIA to act more quickly to change Subadvisers after it has determined that such a change would be in the best interest of the Fund and its shareholders.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that shareholders of each Fund vote “FOR” the Proposal.

Q.	What will happen if shareholders do not approve the Proposal?

A.	If shareholders holding a majority of the outstanding shares of a Fund do not consent to approve the Manager of Managers Proposal, that Fund would continue to rely on the First Order.

Q.	If I was a shareholder of a Fund as of the close of business on the original record date and already executed a proxy card, do I need to take further action?

A.	No. For a shareholder of record as of the close of business on the original record date of May 16, 2022 who is also a shareholder of record on the new record date of September 14, 2022, and who provided a proxy to the Fund based on the original record date, such proxy shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the new record date set for the Meeting (September 14, 2022) unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Please see your proxy card for specific instructions on how to vote your shares by telephone, through the Internet or by mail.

If you have not already done so, it is important that you vote your Fund shares promptly. This will help save the costs of further solicitation.

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS
AND NEW RECORD DATE

VIRTUS EQUITY TRUST

Virtus KAR Mid-Cap Core Fund and Virtus KAR Small-Cap Core Fund

101 Munson Street

Greenfield, MA 01301

To be Held On December 9, 2022

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Virtus KAR Mid-Cap Core Fund and Virtus KAR Small-Cap Core Fund (each, a “Fund”), each a series of Virtus Equity Trust (the “Trust”), originally called for June 28, 2022 at 3:00 pm Eastern Time and subsequently adjourned to August 9, 2022 and September 20, 2022, has been further adjourned to 3:00 pm Eastern Time on December 9, 2022. In light of public health concerns regarding the coronavirus outbreak, the Meeting with be held in a virtual meeting format only. To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/VirtusFunds/broadridgevsm/.

The Meeting is being reconvened to consider and vote on the following proposal:

1.	To approve a proposal to permit Virtus Investment Advisers, Inc. (“VIA”), as the investment adviser to each Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner (the “Manager of Managers Proposal”).

Each Fund may conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Manager of Managers Proposal referenced above is discussed in the joint proxy statement dated May 19, 2022 related to the Meeting (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials. Proposal 2 in the Proxy Statement describes the Manager of Managers Proposal in more detail.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE MANAGER OF MANAGERS PROPOSAL.

The Board of Trustees of Virtus Equity Trust, on behalf of each Fund (the “Board”), has fixed the close of business on September 14, 2022 as the new record date (the “Record Date”) for determining those shareholders of a Fund who will receive notice of the Meeting and will be entitled to vote at the Meeting (or any postponement or adjournment thereof). Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting at the Meeting.

Whether or not you plan to attend the Meeting, please vote your shares. As a convenience to our shareholders, you may vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	At the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read Proposal 2 in the Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Kevin J. Carr
Title: Secretary

October 6, 2022

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS EQUITY TRUST

Virtus KAR Mid-Cap Core Fund and Virtus KAR Small-Cap Core Fund

101 Munson Street

Greenfield, MA 01301

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
to be held on December 9, 2022

Introduction

The following information (this “Supplement”) supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the joint Proxy Statement for the Virtus KAR Mid-Cap Core Fund and Virtus KAR Small-Cap Core Fund, each a series of the Virtus Equity Trust, dated May 19, 2022, that addresses the joint Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for June 28, 2022. The Proxy Statement was previously filed with the Securities and Exchange Commission and furnished to the Fund’s shareholders of record as of May 16, 2022 in connection with the solicitation of proxies by the Board. Capitalized terms used in this Supplement, but not otherwise defined in this Supplement, shall have the meanings given to them in the Proxy Statement.

The Meeting has been adjourned to December 9, 2022 at 3:00 p.m. Eastern Time. As previously announced, due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of a Fund’s shareholders, the Meeting will be held in a virtual meeting format and will be accessible solely by means of remote communication.

This Supplement contains important additional information and should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained in this Supplement, the information set forth in the Proxy Statement relevant to the Proposal remains accurate and should be considered in casting your vote by proxy or at the Meeting.

This Supplement is first being furnished to each Fund’s Record Date (as defined below) shareholders on or about October 12, 2022.

The Meeting is being reconvened to consider and vote on a proposal to permit Virtus Investment Advisers, Inc. (“VIA”), as the investment adviser to each Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner (the “Manager of Managers Proposal”). Shareholders of each Fund were previously asked to vote on several proposals described in the Proxy Statement at a special meeting of shareholders of the fund held jointly with shareholders of a number of other Virtus Funds. While several of the proposals described in the Proxy Statement received sufficient votes for approval, the Manager of Managers Proposal did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

All properly authorized proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the Manager of Managers Proposal.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS A VOTE FOR THE MANAGER OF MANAGERS PROPOSAL. If you have already voted your shares by telephone, through the Internet or by mail, no further action is required unless you would like to change your vote.

The Proxy Statement explains the Manager of Managers Proposal in more detail, and we encourage you to review it carefully. As a shareholder, your vote is important, and we hope that you will respond as soon as possible to ensure that your shares will be represented and voted at the Meeting.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions or vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear.

The Board has set the close of business on September 14, 2022 (the “Record Date”) as the record date for determining those shareholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Board had originally fixed the close of business on May 16, 2022 as the record date. Each shareholder who is a holder of record as of the close of business on September 14, 2022 who was also a holder of record as of the close of business on May 16, 2022 is receiving a copy of the Notice, the Supplement, and a proxy card. The proxy card previously distributed to such shareholders may continue to be used to vote your shares in connection with the Meeting. For a shareholder who was a holder of record as of the close of business on the original record date of May 16, 2022 who is also a shareholder of record on the new record date of September 14, 2022, and who provided a proxy to the Fund based on the original record date, such proxy shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on September 14, 2022 unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Holders of record as of the close of business on September 14, 2022 who were not also holders of record as of the close of business on May 16, 2022 are receiving copies of the Proxy Statement, the Notice, this Supplement, and a proxy card. Shareholders should carefully review the Proxy Statement, the Notice, and this Supplement as they contain important information relating to the Manager of Managers Proposal. To save the expense of additional proxy solicitation, such shareholders are asked to mark their instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if they expect to attend the Meeting. Such shareholders also have been provided with the opportunity on the enclosed proxy card to vote their shares by telephone, through the Internet or by mail, and are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board, is revocable, and will not affect your right to vote in the event that you attend the Meeting. Please note that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

ADDITIONAL INFORMATION

Ownership of Shares

As of the record date of September 14, 2022, each Fund had shares outstanding as follows:

Fund/Class	Shares
Virtus KAR Small-Cap Core Fund A	3,136,852.776
Virtus KAR Small-Cap Core Fund C	2,094,036.466
Virtus KAR Small-Cap Core Fund I	25,095,648.194

Virtus KAR Mid-Cap Core Fund A	1,711,021.145
Virtus KAR Mid-Cap Core Fund C	1,401,084.415
Virtus KAR Mid-Cap Core Fund I	25,900,595.300
Virtus KAR Small-Cap Core Fund R6	7,948,839.570
Virtus KAR Mid-Cap Core Fund R6	803,768.666

As of the record date of September 14, 2022, and to the best knowledge of the Trust, the following persons were known to own beneficially or of record more than 5% of any class of the shares of each Fund:

Shareholder	Fund/Class	Shares	Percentage of Class
AMERICAN ENTERPRISE INVESTMENT SVC FBO #41XXXXXX 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	162,748.559	9.51%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	139,878.126	9.98%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	3,625,927.114	14%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	485,331.166	23.18%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,727,793.252	6.88%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,578,682.848	6.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	104,800.386	6.13%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	297,506.030	27.3%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	139,909.553	8.18%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	195,102.310	13.93%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	213,732.326	6.81%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	40,606.459	5.05%
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	88,255.965	10.98%

Shareholder	Fund/Class	Shares	Percentage of Class
LPL FINANCIAL A/C XXXX-XXXX 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	115,035.139	6.72%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	149,675.911	10.68%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	1,801,374.089	6.95%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	266,394.607	8.49%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITSL 3 CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	73,791.417	5.27%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	5,156,519.000	19.91%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	219,783.600	7.01%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	209,208.511	9.99%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,420,263.097	5.66%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	214,033.159	12.51%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	2,607,376.413	10.07%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	361,686.923	45%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	226,994.564	7.24%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	5,479,459.350	21.83%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	1,451,236.832	18.26%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	157,852.735	9.23%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	181,518.454	12.96%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	1,604,881.935	6.2%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	115,181.094	5.5%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	302,451.222	17.68%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	164,371.118	11.73%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	3,178,270.818	12.27%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	415,068.933	13.23%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	280,373.368	13.39%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	1,917,521.516	7.64%
SEI PRIVATE TRUST COMPANY C/O ID XXX ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	130,457.475	16.23%
SEI PRIVATE TRUST COMPANY C/O REGIONS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	512,950.054	6.45%

Shareholder	Fund/Class	Shares	Percentage of Class
UBS WM USA XXX XXXXX XXXX SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	1,990,360.188	7.68%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	403,433.593	12.86%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	229,737.140	10.97%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	4,576,024.052	18.23%
WELLS FARGO BANK NA FBO OMNIBUS CASH CASH XXXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	VIRTUS KAR MID-CAP CORE FUND-CLASS-R6	46,610.324	5.8%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-R6	3,955,492.088	49.76%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS KAR MID-CAP CORE FUND-CLASS-A	173,710.574	10.15%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-C	303,970.088	21.7%
	VIRTUS KAR MID-CAP CORE FUND-CLASS-I	3,035,087.030	11.72%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-A	380,396.073	12.13%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-C	415,568.703	19.85%
	VIRTUS KAR SMALL-CAP CORE FUND-CLASS-I	2,345,908.483	9.35%

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of a Fund.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially- owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. The Board of Trustees recommends a vote FOR the following proposal: NOTE: Please sign exactly as your name(s) appear(s) on the card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. D91703-Z83571 ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Supplement are available at www.proxyvote.com. D91704-Z83571 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on December 9, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal. Continued and to be signed on reverse side Virtus Equity Trust PROXY PROXY